Exhibit 99.3

First Quarter 2010 Financial Results Supplement May 5, 2010

Table of contents

Quarterly GAAP financial results 1Q 2010 results are not directly comparable to prior periods1 Line 1: Net interest income decreased in 1Q 2010 primarily due to a significant increase in the average balance of non- performing mortgage loans for which the company recognizes debt funding costs but not interest income. As a result of the consolidation of VIEs, the delinquent loans underlying the company's single-family PCs are now recorded on the company's balance sheet. This change was partially offset by the inclusion of management and guarantee fees on single- family PCs and certain Structured Transactions in net interest income due to the consolidation of VIEs. Line 2: Provision for credit losses in 1Q 2010 was primarily impacted by a slower rate of credit deterioration, as well as the consolidation of VIEs. Line 4: Freddie Mac purchases of consolidated PCs or Structured Transactions are considered an extinguishment of outstanding debt. A gain (loss) on extinguishment of debt securities is recognized based on the difference between the amount paid to redeem the debt and the carrying value, adjusted for any related purchase commitments accounted for as derivatives. Line 5: Increased derivative losses in 1Q 2010 reflect the effect of lower long-term interest rates on the company's derivative portfolio. Line 11: Losses on loans purchased decreased in 1Q 2010 due to the fact that the company no longer recognizes losses on loans acquired from consolidated PCs and certain Structured Transactions as these loans are already reflected on the company's consolidated balance sheet. 1 On January 1, 2010, the company adopted the new accounting standards related to transfers of financial assets and consolidation of variable interest entities (VIEs). As these changes in accounting principles were applied prospectively, the results of operations for 1Q 2010 are not directly comparable with the results of operations for prior periods, which reflect the accounting standards in effect during that time. 2 Certain amounts in 1Q 2009 and 4Q 2009 have been revised to conform to the current presentation. 3 Net impairment of available-for-sale securities recognized in earnings are primarily credit-related as a result of the adoption of new accounting guidance related to the recognition of other-than-temporary impairments on April 1, 2009. 1Q 2009 amount includes both credit- and non-credit-related security impairments.

Total equity and Purchase Agreement with Treasury 1 On January 1, 2010, the company adopted the new accounting standards related to transfers of financial assets and consolidation of variable interest entities (VIEs). The cumulative effect of these changes in accounting principles was a net decrease of $11.7 billion to total equity (deficit) as of January 1, 2010, which includes changes to the opening balances of retained earnings (accumulated deficit) and AOCI, net of taxes. 2 The Federal Housing Finance Agency (FHFA), as Conservator, will submit a draw request to the U.S. Department of the Treasury (Treasury) under the company's Senior Preferred Stock Purchase Agreement (Purchase Agreement) in the amount of $10.6 billion, which the company expects to receive by June 30, 2010. As a result of this expected draw under the Purchase Agreement, the aggregate liquidation preference of the senior preferred stock will increase to $62.3 billion. As a result, Treasury will be entitled to annual cash dividends of $6.2 billion. 3 Dividends and other, net for 1Q 2010 include a cash dividend payment of $1.3 billion to the Treasury on March 31, 2010 for the period from January 1, 2010 through March 31, 2010 on the senior preferred stock issued to Treasury.

Purchase Agreement portfolio limits1 Indebtedness 1,3 ($ Billions) Mortgage Assets 1,2 ($ Billions) 1 The company's Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to any change in the accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs) or any similar accounting standard. See the company's Annual Report on Form 10-K for the year ended December 31, 2009 for more information. 2 Represents the unpaid principal balance (UPB) of the company's mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports which are available on the company's Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). 3 Represents the par value of the company's (a) total debt, net; less (b) debt securities of consolidated trusts held by third parties. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.

Loan loss reserves 1 Includes allowance for loan losses and reserve for guarantee losses. As of March 31, 2010, the company's reserve for guarantee losses is included in other liabilities as a result of the company's adoption of the new accounting standards related to transfers of financial assets and consolidation of variable interest entities (VIEs) on January 1, 2010. 1 1

Provided much needed liquidity and helped keep mortgage rates low during the first quarter of 2010 Purchased or guaranteed approximately 1 out of every 4 home loans originated1 Purchased or guaranteed approximately $97 billion in mortgages and mortgage- related securities Lowered mortgage payments Refinanced $68 billion in home loans creating an estimated $614 million in annual interest savings for approximately 320,000 families2 Continued focus on foreclosure prevention Implemented approximately 198,000 trial and permanent loan modifications under the Administration's Home Affordable Modification Program (HAMP) since it was introduced in the second quarter of 20093 Supporting the housing market 1 Estimate based on internal Freddie Mac single-family funding volumes for 1Q 2010 divided by the gross mortgage origination amount as reported by Inside Mortgage Finance. 2 Freddie Mac's total refinancing and borrower savings amounts are for the three months ended March 31, 2010. Annual savings represents the estimated reduction of interest paid by the borrower during the first year of refinance (mortgage rate reduction multiplied by new mortgage balance). 3 Based on information reported by the Making Home Affordable (MHA) Program administrator as of April 19, 2010.

Freddie Mac has helped to refinance approximately 320,000 borrowers during 1Q 2010 Estimated total annual borrower savings of $6141 million Estimated annual savings of over $1,9001 per refinanced borrower Relief Refinances under the MHA Program continued to increase as a percentage of overall refinances Freddie Mac refinance activity Cumulative refinance activity through March 2010 Relief Refi (CLTV 80% - 125%) Non-Relief Refi Relief Refi (CLTV < 80%) Cumulative Refinance Totals 2 1 Annual savings represents the estimated reduction of interest paid by the borrower during the first year of refinance (mortgage rate reduction multiplied by new mortgage balance). Calculated based on Freddie Mac Relief Refinance MortgagesSM and other refinance mortgages. 2 Relief Refinance volumes with CLTV >80% are Home Affordable Refinance Program (HARP) loans under the MHA Program.

Active HAMP trial period loans Completed HAMP loan modifications As of March 31, 2010, Freddie Mac has implemented approximately 198,000 trial and permanent HAMP modifications Estimated annual borrower savings of nearly $8,8003 per modified loan 1 Active trial period loans based on first trial payment due date. 2 Completed modifications based on modification effective date. 3 Annual savings represents the estimated reduction of interest paid by the borrower during first year of modification (mortgage rate reduction multiplied by new mortgage balance) + (principal forbearance multiplied by original interest rate). Note: Prior period data is shown as reported by the company at the respective periods. Home Affordable Modification Program update Cumulative HAMP modification activity 1 2

Total Single-family foreclosure alternatives 1 Based on the number of modifications offered by the company's servicers and accepted, or acknowledged by the company and the borrower during the period. Includes completed loan modifications under HAMP; however, the number of such completions differs from that reported by the MHA Program administrator in part due to differences in the timing of recognizing the completions by the company and the administrator. 2 Many borrowers complete a forbearance agreement before beginning the trial period of HAMP or before another foreclosure alternative is pursued or completed. The company's reported activity has been revised such that it only reports activity for a single loan in one foreclosure alternative category during each quarterly period; however, a single loan may be reported under different foreclosure alternatives in separate periods. 1 39,623 29,254 26,348 40,763 71,314 2

Credit Supplement

National home prices have experienced a cumulative decline of 20% since June 20061 1 National home prices use the internal Freddie Mac index, which is value-weighted based on Freddie Mac's single-family credit guarantee portfolio. The U.S. index is a monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Cumulative decline of 20% calculated as a cumulative compound growth rate. Source: Freddie Mac.

41 states had home price declines from March 2009 to March 20101 -9.4 -5.6 -0.9 -7.4 8.8 8.8 RI -3.2 CT -2.2 DC 9.2 -5.3 -4.3 -8.2 -1.1 2.4 -14.0 -2.2 -1.1 -0.9 -0.8 -1.6 -5.5 -3.9 -3.5 -3.3 -1.9 -5.6 -2.6 -6.5 -4.3 -1.1 -8.5 -3.3 -4.5 -11.7 3.3 2.5 -0.1 -11.3 0.1 1.6 3.7 -3.6 2.4 -7.8 -2.1 -7.9 -5.3 -3.9 -1.1 -2.8 >= 0% -3 to 0% < -6% -6 to -3% United States -0.8% 1 National home prices use the internal Freddie Mac Index, which is value-weighted based on Freddie Mac's single-family credit guarantee portfolio. The state index is a monthly series; annual growth rates are calculated as a 12-month change. Source: Freddie Mac -0.7

Mortgage market and Freddie Mac delinquency rates Single-family delinquency rates as of December 31, 2009 1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. Data is not yet available for the first quarter of 2010. 2 Includes Structured Transactions. The total delinquency rate at March 31, 2010 is 4.13%. The total single-family delinquency rate excluding Structured Transactions was 4.01% at March 31, 2010. 1 1 1 2

Single-family credit statistics 1 Calculated as annualized credit losses divided by the average total single-family credit guarantee portfolio. 2 Consists of total single-family credit guarantee portfolio and single-family REO balances shown on line 8. 3 REO ending inventory (number of units) was 29,145, 45,047, and 53,831 at March 31, 2009, December 31, 2009, and March 31, 2010, respectively.

Single-family credit losses by book year1 and state 1 Book year indicates year of loan origination. 2 Based on the unpaid principal balance of the single-family credit guarantee portfolio. 3 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense in each of the respective periods. 4 Based on the number of mortgages 90 days or more delinquent or in foreclosure. Percentage based on loan counts. Includes all Structured Transactions where loan characteristics data is available. The total single-family delinquency rate excluding Structured Transactions was 4.01% at March 31, 2010.

Single-family 1Q 2010 credit losses & REO counts by region and state 1 Based on the unpaid principal balance of the single-family credit guarantee portfolio. 2 Based on mortgages 90 days or more delinquent or in foreclosure. UPB amounts exclude certain Structured Transactions for which loan characteristics data is not available. 3 Based on the UPB of loans at the time of REO acquisition. 4 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense.

Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance of the single-family credit guarantee portfolio excluding certain Structured Transactions for which the loan characteristics data is not available. 2 Loans identified as Alt-A by the lender or if the loans had reduced documentation requirements, as well as a combination of certain credit characteristics and expected performance characteristics at acquisition which, when compared to full documentation loans in the company's portfolio, indicate that the loan should be classified as Alt-A. In the event the company purchases a refinanced mortgage in either the Freddie Mac Relief Refinance MortgageSM initiative or in another mortgage refinance program that had been previously identified as Alt-A, such loan may no longer be categorized or reported as an Alt-A mortgage in Freddie Mac's financial reports because the new refinanced loan replacing the original loan would not be identified by the servicer as an Alt-A loan. As a result, the company's reported Alt-A balances may be lower than would otherwise be the case had such refinancings not occurred. 3 Includes all Structured Transactions where loan level data is available. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance of the single-family credit guarantee portfolio excluding certain Structured Transactions for which the loan characteristics data is not available. 2 Loans identified as Alt-A by the lender or if the loans had reduced documentation requirements, as well as a combination of certain credit characteristics and expected performance characteristics at acquisition which, when compared to full documentation loans in the company's portfolio, indicate that the loan should be classified as Alt-A. In the event the company purchases a refinanced mortgage in either the Freddie Mac Relief Refinance MortgageSM initiative or in another mortgage refinance program that had been previously identified as Alt-A, such loan may no longer be categorized or reported as an Alt-A mortgage in Freddie Mac's financial reports because the new refinanced loan replacing the original loan would not be identified by the servicer as an Alt-A loan. As a result, the company's reported Alt-A balances may be lower than would otherwise be the case had such refinancings not occurred. 3 Indicates year of loan origination. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column, which Freddie Mac purchased within the respective year. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

Single-family credit profile by book year and product feature1 1 Portfolio characteristics are based on the unpaid principal balance of the single-family credit guarantee portfolio excluding certain Structured Transactions for which the loan characteristics data is not available. 2 Indicates year of loan origination. 3 Includes all Structured Transactions where loan level data is available.

Single-family credit guarantee portfolio composition by product1 1 Based on the unpaid principal balance of the single-family credit guarantee portfolio excluding certain Structured Transactions for which the loan characteristics data is not available. 2 Based on the number of mortgages 90 days or more delinquent or in foreclosure. 3 Includes 40-year and 20-year fixed-rate mortgages. 4 Interest-only includes adjustable-rate and fixed-rate mortgages.

Total Single-family credit guarantee portfolio cumulative default rates1 by book year 1 Represents the cumulative transition rate of loans to a default event, and is calculated for each year of origination as the number of loans that have proceeded to foreclosure acquisition or other disposition events, excluding loan defaults without loss due to the company's full recovery from either seller repurchase or preforeclosure sales and liquidations through voluntary pay-off and repurchases, divided by the number of loans in the company's single-family credit guarantee portfolio. Excludes certain Structured Transactions for which data is not available.

Multifamily credit profile by loan attributes1 1 Based on unpaid principal balance of the multifamily mortgage portfolio which excludes securities and guarantees backed by HFA bonds and multifamily Structured Transactions. 2 Based on unpaid principal balances. Prior period rates have been revised to conform to the current presentation.

Impacts Resulting from the Adoption of New Accounting Standards (Consolidation of VIEs)

Adoption of new accounting standards The adoption of new accounting standards related to transfers of financial assets and consolidation of variable interest entities (VIEs) on January 1, 2010 resulted in a significant change to Freddie Mac's accounting model. Changes adopted prospectively and do not impact prior years financial statements. Prior year financial statements not directly comparable. Effective January 1, 2010, securitization entities previously accounted for off-balance sheet are subject to an evaluation for consolidation. Based on Freddie Mac's evaluation, the company consolidated the mortgage loans underlying its issued single-family PCs and certain Structured Transactions, establishing loans on its balance sheet as assets with a corresponding liability to third parties that hold such PCs or Structured Transactions. Investments in consolidated single-family PCs and Structured Transactions are no longer accounted for as securities on the company's consolidated balance sheets. Freddie Mac will account for these investments as extinguishments of debt at the time of purchase. Management and guarantee income on Freddie Mac's GAAP income statement will no longer be recognized on issued single-family PCs. The interest collected on the underlying loans will be recognized as interest income on mortgage loans. The interest paid on consolidated PCs or Structured Transactions will be recognized as interest expense.

Impacts to income statement Line 1: Freddie Mac now recognizes interest income on the mortgage loans underlying consolidated single-family PCs and certain Structured Transactions. Interest income includes the portion of interest that was historically recognized as management and guarantee income. Line 2: Freddie Mac no longer recognizes interest income on its investments in consolidated PCs and Structured Transactions. Interest income on these investments is included in interest income from mortgage loans (line 1). Line 5: The company recognizes interest expense on consolidated PCs and Structured Transactions held by third parties. Line 12: Freddie Mac purchases of consolidated PCs or Structured Transactions are considered an extinguishment of outstanding debt. A gain (loss) on extinguishment of debt securities is recognized based on the difference between the amount paid to redeem the debt and the carrying value, adjusted for any related purchase commitments accounted for as derivatives. Line 15: Freddie Mac will no longer recognize the acquisition of loans from consolidated securitization trusts as a purchase with an associated loss as these loans are already reflected on the balance sheet. Freddie Mac will continue to recognize losses on loans purchased related to its long-term standby commitments and purchases of loans from non-consolidated entities.

Impacts to balance sheet Line 1: Restricted cash and cash equivalents increased due to the recognition of cash held by PC trusts that the company consolidated. Line 2: Investments in securities decreased as Freddie Mac no longer accounts for consolidated PCs and Structured Transactions it holds as investment securities. The underlying mortgage loans are recognized in line 3. Line 3: Mortgage loans, net increased primarily due to the consolidation of mortgage loans underlying single- family PCs and certain Structured Transactions. Line 4: Accrued interest receivable increased as a result of consolidating the mortgage loans underlying single-family PCs and certain Structured Transactions. Lines 5 and 10: Guarantee asset (GA) and Guarantee obligation (GO) both declined as the company no longer recognizes a GA and GO for guarantees issued to consolidated securitization trusts. Freddie Mac continues to recognize a GA, GO and reserve for guarantee losses (see Line 11) for its long-term standby commitments and guarantees issued to non-consolidated entities. Line 8: Accrued interest payable increased as a result of consolidating the mortgage loans underlying single- family PCs and certain Structured Transactions. Line 9: Debt increased due to the consolidation of the outstanding liability to third parties that hold beneficial interests in the company's consolidated PCs and certain Structured Transactions. Line 11: Substantially all of the reserve for guarantee losses on PCs has been reclassified to an allowance for loan losses against the mortgage loans underlying consolidated PCs and Structured Transactions (line 3).

Impacts to accounting for loans & securitizations Pre-Consolidation of VIEs Post-Consolidation of VIEs Mortgage Loans, Net and Issuance of Single-Class Securities (PCs) Both the underlying mortgage loan and security balances were recorded off-balance sheet. The mortgage loans underlying consolidated trusts are recorded as an asset on the balance sheet with the guaranteed PC held by third parties recorded as a liability. All single-family mortgage loans underlying such trusts will be designated as held-for-investment. Guarantee to PC holders Recognition of guarantee asset (GA) and guarantee obligation (GO). Subsequent recognition of a reserve for credit losses on guaranteed securities. Interest income and interest expense are netted in the Income Statement and reported as Management and guarantee income. The recognition of the GA and GO for consolidated trusts is eliminated. The contractual guarantee fee is reflected in mortgage loan interest income and debt securities of consolidated trusts interest expense. Probable credit losses are reflected in allowance for loan losses. Losses on Loans Purchased Record purchase of credit-impaired loans at fair value on the date of purchase. Difference between fair value and recorded basis recognized as a loss. Since the loans are consolidated, purchases out of PC pools no longer trigger an incremental credit loss on the date of purchase.

Pre-Consolidation of VIEs Post-Consolidation of VIEs Freddie Mac investment in its issued single-class securities (PCs) Accounted for as securities. Gain/loss recognition triggered by sale of a security (Gain/loss on sale of securities). Securities marked-to-market through the income statement (Trading) or balance sheet (AOCI - AFS securities). Accounted for as an extinguishment of related PC debt. Gain/loss triggered by purchase of securities (extinguishment of debt). Freddie Mac investment in its issued multi-class Structured Securities (REMICs) Accounted for as securities. Gain/loss recognition triggered by sale of a security. Securities marked-to-market through the income statement (Trading) or balance sheet (AOCI - AFS securities). Both the investment in the multi-class security and the mortgage loans of the PC trusts that we consolidate are recorded on the balance sheet. Freddie Mac investment in its issued Structured Transactions Accounted for as securities. Gain/loss recognition triggered by sale of a security. The asset represents the underlying private label security. Securities marked-to-market through the income statement (Trading) or balance sheet (AOCI - AFS securities). Consolidated - Underlying loan amount is recorded on the balance sheet as mortgage loans held-for-investment by consolidated trusts and debt securities of consolidated trusts. Unconsolidated - Unchanged. Sale of investments in Freddie Mac issued PCs or consolidated Structured Transactions Sales recorded as a reduction to the Mortgage-related security asset balance. Gain/loss on the sale of a security is recorded based on the difference between the sale price and carrying value. Sales of Freddie Mac PCs result in an issuance of PC Debt. The proceeds are used to repay funding debt. The difference between the sales price and par is deferred as premiums / discounts and amortized into interest expense. Impacts to investments and debt accounting

Safe Harbor Statements Freddie Mac obligations Freddie Mac's securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship and the company's current expectations and objectives for its efforts under the MHA Program and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, legislative and regulatory developments, implementation of new accounting standards, credit losses, internal control remediation efforts, and results of operations and financial condition. Management's expectations for the company's future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to- debt option-adjusted spread, credit outlook, actions by FHFA, the Federal Reserve, and Treasury, and the impacts of legislation or regulations and new or amended accounting standards, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company's Web site at www.FreddieMac.com/investors and the SEC's Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.